Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 25 - SUBSEQUENT EVENTS

On February 24, 2017, Civista Bancshares, Inc. announced that it has completed a public offering of 1,610,000 of its common shares at a price of $21.75 per share. The offering resulted in gross proceeds of approximately $35.0 million and net proceeds of approximately $32.8 million.

Civista intends to use the net proceeds from the offering for general corporate purposes, including potential future acquisitions and to support organic growth.